UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under § 240.14a-12
Ekso Bionics Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EKSO BIONICS HOLDINGS, INC.
101 Glacier Point, Suite A
San Rafael, California 94901

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2023
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Meeting”) of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), will be held virtually via webcast on June 8, 2023 at 9:00 a.m., PDT, for the purpose of considering and voting upon the following matters:

1.	To elect five persons to our Board of Directors, to serve until the annual meeting of stockholders to be held in 2024 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;
2.	To amend the Company's Amended and Restated 2014 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder from 2,524,286 shares to 3,724,286 shares;
3.	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in the Proxy Statement;
4.	To ratify the appointment of WithumSmith+Brown PC as the Company’s independent auditors for the year ending December 31, 2023; and
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
To enable easier access by our stockholders, the Meeting will be a completely virtual meeting conducted via webcast. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EKSO2023. To participate in the Meeting, you must have your 16-digit control number that is shown on your proxy card or voting instruction form, as applicable. If you access the Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least fifteen minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.
The Board of Directors of the Company has fixed the close of business on April 14, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.
We have elected to provide our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules, which allows us to conserve natural resources and reduce our printing and mailing costs related to the Meeting. On or about April 28, 2023, we will mail to our stockholders of record as of April 14, 2023 a notice containing instructions on how to access our proxy statement and annual report on the Internet and also how to vote their shares. If you received a notice by mail you will not receive a printed copy of the proxy materials unless you specifically request them. Both the notice and this Proxy Statement contain instructions on how you can request a paper copy of the proxy statement and our annual report, both of which are also available at www.proxyvote.com.
Your vote is important. Whether or not you plan to attend the meeting we hope you will vote as soon as possible. Please refer to the section entitled “Important Information About the Meeting - How Do I Vote?” on page 3 of the proxy statement for a description of how to vote in advance of the meeting.

By Order of the Board of Directors,
/s/ Scott G. Davis
Scott G. Davis
Chief Executive Officer and Director
San Rafael, CA
April 28, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023: THE NOTICE OF MEETING AND PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K, ARE AVAILABLE AT WWW.PROXYVOTE.COM.

i

EKSO BIONICS HOLDINGS, INC.
101 Glacier Point, Suite A
San Rafael, California 94901
PROXY STATEMENT
2023 Annual Meeting of Stockholders
To Be Held On June 8, 2023
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders to be held virtually via webcast on June 8, 2023, at 9:00 a.m., PDT, and at any adjournment or postponement thereof (the “Meeting”). A Notice of Internet Availability of Proxy Materials has been mailed to our stockholders of record as of April 14, 2023 (the “Record Date”). The Notice of Meeting, this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (“SEC”) on March 28, 2023 (the “Annual Report”), and a form of proxy card (“Proxy Card”) are being provided electronically to our stockholders of record as of the Record Date. A copy of this Proxy Statement, the Annual Report and a form of Proxy Card will be mailed to any stockholder who requests paper or e-mail copies until the one-year anniversary of the Meeting. Unless the context otherwise requires, references to the “Company,” “we,” “us,” and “our” refer to Ekso Bionics Holdings, Inc.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why am I receiving access to these proxy materials?
We are providing these proxy materials to you in connection with the solicitation by our Board of Directors of proxies to be voted at the Meeting to be held on June 8, 2023, at 9:00 a.m., PDT. To enable easier access by our stockholders, the 2023 Annual Meeting of Stockholders will be a completely virtual meeting conducted via webcast. You will be able to participate in the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EKSO2023. You will need your 16-digit control number that is shown on your proxy card or voting instruction form, as applicable. As a stockholder of record or beneficial owner of shares of the Company at the close of business on the Record Date, you are invited to attend our Meeting and are entitled and requested to vote on the proposals described in this Proxy Statement. You are strongly encouraged to read this Proxy Statement and the Annual Report, which include information that you may find useful in determining how to vote.
What is the purpose of the Meeting?
At the Meeting, our stockholders will consider and vote upon the following matters:

1.	To elect five persons to our Board of Directors, to serve until the annual meeting of stockholders to be held in 2024 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;
2.	To amend the Company's Amended and Restated 2014 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder from 2,524,286 shares to 3,724,286 shares;
3.	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in this Proxy Statement;
4.	To ratify the appointment of WithumSmith+Brown PC as the Company’s independent auditors for the year ending December 31, 2023; and
5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
Members of our Board of Directors and management and representatives of WithumSmith+Brown PC, our independent registered public accounting firm will be present at the Meeting to respond to appropriate questions from stockholders.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?
The Securities and Exchange Commission (“SEC”) rules allow us to furnish our proxy materials via the internet. Accordingly, we sent to all of our stockholders as of the Record Date a Notice of Internet Availability of Proxy Materials for the Meeting. Instructions on how to access the proxy materials for the Meeting via the internet or to request a paper or e-mail copy can be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or in electronic form via e-mail on an ongoing basis by submitting a request to us at sendmaterial@proxyvote.com. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Who is entitled to vote at the Meeting?
Only common stockholders as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 13,502,873 shares of common stock, $0.001 par value per share.
What are the voting rights of the holders of common stock?
Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Meeting.
Who can attend the Meeting?
All of our stockholders as of the Record Date may attend the Meeting.

You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EKSO2023. To participate in the Meeting, you must have your 16-digit control number that is shown on your proxy card or voting instruction form, as applicable. If you access the Meeting but do not enter your control number, you will be able to listen to the proceedings, but you will not be able to vote or otherwise participate. You should log on to the meeting site at least fifteen minutes prior to the start of the Meeting to provide time to register and download the required software, if needed.

Can I find out who the stockholders are?
A list of stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for 10 days prior to the Meeting at the office of the Secretary of the Company at the above address, and during the Meeting at www.virtualshareholdermeeting.com/EKSO2023.
How many shares must be present to hold the Meeting?
A quorum must be present at the Meeting for any business to be conducted. Stockholders representing a majority of the votes entitled to be cast at the Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Meeting or vote by proxy as instructed below.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account by a bank, broker or other nominee (the record holder of your shares), then you are the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your record holder how to vote your shares of common stock, and the record holder is required to vote your shares of common stock in accordance with your instructions.

How do I vote?
Stockholders of Record: If you are a registered stockholder of common stock, meaning that you hold your shares in certificate form or through an account with our transfer agent, VStock Transfer, LLC, you would have received the Notice of Internet Availability of Proxy Materials directly from Broadridge. If you wish to vote prior to the Meeting, you may vote over the Internet, by telephone, by mail or electronically during the Meeting as follows:

•
Over the Internet Before the Meeting. Go to the website of our tabulator, Broadridge, at www.proxyvote.com. Have your Notice of Internet Availability of Proxy Materials in hand (or, if you requested and received a paper or email copy of the proxy materials, have your Proxy Card in hand) when you access the website and follow the instructions to vote your shares. You must submit your internet proxy before 11:59 p.m., Eastern Time, on June 7, 2023, the day before the Meeting, for your proxy to be valid and your vote to count.

•
By Telephone. You may vote by telephone if you request a copy of a form of Proxy Card to be mailed to you. In that case, call the phone number on the Proxy Card. Have your Notice of Internet Availability of Proxy Materials in hand (or, if you requested and received a paper or email copy of the proxy materials, have your Proxy Card in hand) when you call. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 7, 2023, the day before the Meeting, for your proxy to be valid and your vote to count.

•
By Mail. You may vote by mail if you request a copy of a form of Proxy Card to be mailed to you. In that case, you must complete and sign your proxy card and mail it to Broadridge in the postage prepaid envelope that will be provided to you to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Broadridge must receive the proxy card not later than June 7, 2023, the day before the Meeting, for your proxy to be valid and your vote to count.

•	Electronically During the Meeting. You can vote electronically during the Meeting at www.virtualshareholdermeeting.com/EKSO2023.

Beneficial Owners of Shares Held in Street Name: If on the Record Date your shares are held in street name, the Notice of Internet Availability of Proxy Materials is being forwarded to you by or on behalf of your bank, broker or other nominee. If you wish to vote prior to the Meeting, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. Alternatively, you will be able to participate in the Meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EKSO2023 and entering your 16-digit control number that is shown on your voting instruction form included in the Proxy Materials forwarded to you by or on behalf of your bank, broker or other nominee.
What if I do not specify how my shares are to be voted?
If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items, but not with respect to “non-routine” items.
Please note that at the Meeting, we believe that only the proposal to ratify the appointment of our independent auditors (Proposal Four) will be considered a “routine” item. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendation of our Board of Directors, and therefore “for” Proposal Four.
We believe that all other proposals will be considered “non-routine” items, and your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “Broker Non-Votes.”

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.
Can I change my vote after I submit my proxy?
Yes, you can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may cast a new vote by telephone or over the internet.
•	You may submit another properly completed proxy with a later date.
•	You may remove a previously submitted vote online at www.proxyvote.com.
•	You may attend the Meeting virtually via webcast and vote electronically (although simply attending the Meeting will not, by itself, revoke your proxy).
If your shares are held in street name, you should contact your bank, broker or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Meeting, you may change your vote by attending the Meeting and voting electronically.
How does the Board of Directors recommend I vote on the proposals?
Our Board of Directors recommends that you vote:

•	FOR the election of each of the nominees for director (Proposal One);
•	FOR the amendment to the Amended and Restated 2014 Equity Incentive Plan (Proposal Two);
•	FOR the approval of the compensation of our named executive officers (Proposal Three); and
•	FOR the ratification of WithumSmith+Brown PC as our independent auditors for the year ending December 31, 2023 (Proposal Four).
For a more detailed discussion of why you should vote “FOR” Proposal One, Proposal Two, Proposal Three and Proposal Four, see “Proposal One – Election of Directors”, “Proposal Two – Amendment to the Amended and Restated 2014 Equity Incentive Plan”, “Proposal Three – Non-Binding, Advisory Vote to Approve Compensation of Named Executive Officers” and “Proposal Four – Ratification of Appointment of Independent Auditors”, respectively.
Will any other business be conducted at the Meeting?
We know of no other business that will be presented at the Meeting. However, if any other matter properly comes before the stockholders for a vote at the Meeting, the proxy holders will vote your shares in accordance with their best judgment.
What votes are necessary to approve each of the proposals?
Proposal 1 - Election of Directors. The affirmative vote of a plurality of the votes cast by the holders of common stock is required to elect the nominees for director. If you vote “Withhold” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.
Proposal 2 – Amendment to the Amended and Restated 2014 Equity Incentive Plan. The affirmative vote of a majority of the votes cast on the matter by the holders of common stock is required to approve the proposed amendment to our Amended and Restated 2014 Equity Incentive Plan. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.
Proposal 3 – Non-Binding, Advisory Vote to Approve Compensation of Named Executive Officers. Proposal Three is a non-binding, advisory vote; however, the Compensation Committee of our Board of Directors will consider the voting results on this proposal. The affirmative vote of a majority of the votes cast by the holders of common stock is required for approval of the compensation of our named executive officers. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.

Proposal 4 - Ratification of Appointment of WithumSmith+Brown PC. The affirmative vote of a majority of the votes cast by the holders of common stock is required to ratify the appointment of WithumSmith+Brown PC as our independent auditors for the year ending December 31, 2023. Abstentions will have no effect on the outcome of this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.
What happens if a nominee is unable to stand for election?
If a nominee is unable to stand for election, our Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.
EXPENSES OF SOLICITATION
All costs of solicitations of proxies will be borne by us. We have engaged Morrow Sodali Global LLC to assist in the solicitation of proxies from stockholders for a fee of $7,500 plus disbursements. In addition to these proxy materials, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.
STOCKHOLDER PROPOSALS
Deadline for Submission of Stockholder Proposals for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in the proxy statement for our next annual meeting of stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be received by our Corporate Secretary in writing at our principal offices, Ekso Bionics Holdings, Inc., 101 Glacier Point, Suite A, San Rafael, California 94901, Attention: Corporate Secretary, no later than December 30, 2023. However, if our next annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the Meeting, the deadlines for stockholders to submit proposals and nominations of directors as set forth above will change. In such a case, we will publish revised deadlines in a Current Report on Form 8-K that we expect to file within four business days after our Board of Directors determines the 2024 annual meeting date.
Pursuant to Rule 14a-19 promulgated under the Exchange Act, if you intend to solicit proxies in support of director nominees other than the Company’s nominees, then we must receive notice providing the information required by Rule 14a-19 postmarked no later than April 9, 2024. However, if the date of next year’s annual meeting is more than 30 days before or more than 30 days after June 8, 2024, then we must receive your notice by the close of business on the later of the sixtieth (60th) day prior to such meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and you must comply with the applicable requirements in our By-laws described below.
Under our By-laws, if a stockholder wishes to present a proposal or wants to nominate candidates for election as directors at our next annual meeting of stockholders in 2024, such stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice not earlier than 120 days prior to the one year anniversary of the date of the Meeting and not less than 90 days prior to the one year anniversary of the date of the Meeting; provided, however, that in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the anniversary date of the Meeting, notice must be received by the Corporate Secretary not earlier than 120 days prior to the next annual meeting of stockholders and not later than the close of business on the 10th day following the day on which notice of the date of the next annual meeting of stockholders was mailed or public disclosure of the date of the next annual meeting of stockholders was made, whichever first occurs. The proxies to be solicited by our Board of Directors for the 2024 annual meeting will confer discretionary authority on the proxy holders to vote on any untimely stockholder proposal presented at such annual meeting.

Our By-laws also specify requirements as to the form and content of a stockholder’s notice. We will not entertain any proposals or nominations that do not meet those requirements.
PARTICIPANTS IN THE SOLICITATION
Under applicable regulations of the SEC, our directors and certain of our officers may be deemed to be “participants” in the solicitation of proxies by our Board of Directors in connection with the Meeting.
ANNUAL REPORT ON FORM 10-K
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, in each case as filed with the SEC, excluding exhibits, is being made available concurrently with this Proxy Statement and will also be available without charge to any stockholder upon written request to the Company, 101 Glacier Point, Suite A, San Rafael, California 94901, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” the Notice of Internet Availability of Proxy Materials. This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of Notice of Internet Availability of Proxy Materials, this Proxy Statement, the Annual Report and a form of Proxy Card to you if you call or write us at the following address or phone number: 101 Glacier Point, Suite A, San Rafael, California 94901, (510) 984-1761. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE
Background of Directors and Executive Officers
Set forth below are the name and age as of April 14, 2023 of each of our current directors, nominees for director, and executive officers, the positions held by each current director and executive officer with us, his or her principal occupation and business experience during the last five years, and the year of the commencement of his or her term as a director or executive officer. Additionally, for each current director standing for re-election and for each new nominee for director, included below is information regarding the specific experience, qualifications, attributes and skills that contributed to the decision by our Board of Directors to nominate him or her for election as a director and the names of other publicly held companies of which he or she serves or has served as a director in the previous five years.
Our Board of Directors currently consists of six directors, five of whom are independent under the Nasdaq
Marketplace Rules. Stanley Stern resigned from our board of directors effective April 26, 2023 and is not a nominee for election to our Board of Directors. Steven Sherman has served as a member of our Board of Directors since 2014 and his term will end upon the commencement of the 2023 Annual Meeting of Stockholders but will continue to serve as Executive Chair of the Company until December 2023. We thank both Messrs. Stanley and Sherman for their service to the Company and our Board of Directors. The size of our board of directors will be automatically reduced to five directors effective immediately upon the convening of the 2023 Annual Meeting of Stockholders. The Nominating and Governance Committee is searching for potential qualified director candidates.
Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Executive officers are appointed by our Board of Directors and serve at its pleasure. There is no family relationship between any of our directors, director nominees or executive officers. No director was selected as a director or nominee pursuant to any arrangement or understanding.

Name	Age	Position
Directors
Scott G. Davis	53	Chief Executive Officer and Director
Mary Ann Cloyd	68	Director
Corinna Lathan, Ph.D.	55	Director
Charles Li, Ph.D.	38	Director
Rhonda A. Wallen	56	Director
Executive Officers (who are not also directors)
Jason C. Jones	51	Chief Operating Officer
Jerome Wong	49	Chief Financial Officer and Corporate Secretary
Non-Continuing Directors
Steven Sherman	77	Executive Chair and Director

Directors
Scott G. Davis is our Chief Executive Officer and has served as our Chief Executive Officer and a member of our Board of Directors since December 2022 and previously served as our President and Chief Operating Officer from January 2022 through December 2022 after first serving as Executive Vice President of Strategy and Corporate Development from April 2021 through January 2022. Mr. Davis has more than two decades of worldwide leadership success in fast growing high-tech companies. Prior to joining the Company, from December 2018 through March 2021, Mr. Davis served as Chief Executive Officer of Globalmatix, Inc., a disruptive Internet of Things connected telematics solution provider, and from January 2017 through December 2018, he served as Senior Vice President of Strategy for GetWireless, LLC, a telecommunications equipment provider. From 2015 through 2020, he provided C-level consulting services assisting on scalability, process improvement, business development, M&A support and go-to-market strategy as President of SGD Executive Services LLC. From 2007 through 2015, Mr. Davis served as Vice President of Global Sales Enterprise Solutions for Sierra Wireless, Inc. (Nasdaq: SWIR). Mr. Davis has a B.S. in Business Administration from Bloomsburg University. Our Board of Directors has concluded that Mr. Davis is well-qualified to serve on our Board of Directors because of many years of executive leadership experience and his extensive operational and sales background.
Mary Ann Cloyd is a member of our Board of Directors and serves on the Compensation Committee and the Audit Committee and as Chair of the Nominating and Governance Committee of our Board of Directors. She has served on our Board of Directors since January 2021. From 1990 until her retirement in June 2015, Ms. Cloyd was a partner with PricewaterhouseCoopers LLP, a global accounting and consulting firm. During her 25 years as a partner at PwC, Ms. Cloyd served in multiple leadership positions. For example, from 2011 until her retirement, Ms. Cloyd led PwC’s Center for Board Governance. Ms. Cloyd is a retired Certified Public Accountant. Ms. Cloyd has served as a director of Bellerophon Therapeutics, Inc. (Nasdaq: BLPH), a publicly traded clinical-stage biotherapeutics company, since February 2016. Since April 2018, she has served as a director of NCMIC Group, Inc., a private mutual insurance and financial services company. Since May 2019, she has served on the board of Fresh Del Monte Produce, Inc., one of the world’s leading producers, marketers and distributors of high-quality and fresh-cut fruits and vegetables and related fruit products. Between 2004 and 2013, Ms. Cloyd served on both PwC’s Global and U.S. Boards of Partners and Principals. In addition, Ms. Cloyd is on the board of directors of the Caltech Associates, the Advisory Board of the UCLA Iris Cantor Women’s Health Center, and serves as Vice Chair of the Geffen Playhouse. Our Board of Directors has concluded that Ms. Cloyd is well-qualified to serve on our Board of Directors because of her 39 years of public accounting and advisory experience, significant experience in corporate governance matters and experience in risk management and oversight.
Corinna Lathan, Ph. D. is a member of our Board of Directors and serves as a member of the Nominating and Governance Committee and the Audit Committee. She has served on our Board of Directors since December 2021. Dr. Lathan has over twenty years of experience as a leader and technology innovator with deep expertise in human-technology interfaces for robotics and mobile technology platforms. She co-founded AnthroTronix, a biomedical engineering research and development company that creates diverse products in robotics, digital health, wearable technology, and augmented reality, which she has led as Board Chair and CEO for over 20 years. She currently serves on the board of PTC, Inc. (Nasdaq: PTC), a global technology provider of Internet of Things and Augmented Reality platforms, and is a member of its Audit and Cybersecurity Committees. In addition, Dr. Lathan previously served as Associate Professor of Biomedical Engineering at The Catholic University of America and as Adjunct Professor of Aerospace Engineering at the University of Maryland, College Park. Dr. Lathan holds a Bachelor’s degree in Biopsychology and Mathematics from Swarthmore College, a Master’s degree in Aeronautics and Astronautics and a Ph.D. in Neuroscience from the Massachusetts Institute of Technology. Our Board of Directors has concluded that Dr. Lathan is well-qualified to serve on our Board of Directors because of her more than 20 years of leadership experience as a technology innovator and her significant experience in corporate governance matters and risk management.
Charles Li, Ph.D. is a member of our Board of Directors and serves as a member of the Audit Committee and the Compensation Committee of our Board of Directors. He has served on our Board of Directors since March 2018. Dr. Li has served as the Chief Business Officer of Angel Pharmaceuticals since October 2020 and in addition has been a senior analyst at Puissance Capital since 2015, with involvement in many of Puissance Capital’s investments. Prior to joining Puissance Capital, Dr. Li worked as a Research Assistant at Harvard University from 2011 to 2015.

Dr. Li also worked as an analyst at Fosun Capital in 2009 and at Harvest Fund in 2010. Dr. Li received his Ph.D. from the John A. Paulson School of Engineering and Applied Sciences from Harvard University, and a B.S. and B.A. from Xi’an Jiaotong University in Xi’an, China. Our Board of Directors has concluded that Dr. Li’s extensive experience with technology-related companies and his financial and business experience qualify him to serve as a director.
Rhonda A. Wallen is a member of our Board of Directors and serves on the Nominating and Governance Committee and as the Chair of our Compensation Committee of our Board of Directors. She has served on our Board of Directors since January 2021. Ms. Wallen has over twenty-five years of experience working in life sciences and healthcare, leading within global corporate and start-up environments as well as investing. She brings years of consulting and executive experience to our Board of Directors and has managed product planning and corporate development functions. From May 2021 to February 2022, Ms. Wallen served as the Chief Strategy Officer and Executive Vice President of Medical Technology at Caresyntax, a privately held emerging growth company that provides a SaaS platform for surgical data incorporating artificial intelligence and analytics. From December 2020 to May 2021, she served as Senior Vice President of Corporate Development and Marketing of SteriLumen, the medical division of Applied UV Inc. (Nasdaq: AUVI). From April 2017 to December 2020, she served as the head of corporate development for Terumo BCT, the biomedical division of Terumo Corporation (TYO: 4543), a medical technologies company, where she was a member of the Global Commercial Leadership Team and its working group on marketing excellence. From November 2012 to April 2017, Ms. Wallen served as the Chief Operating Officer of Andarix Pharmaceuticals, a clinical stage oncology therapeutics company. Also during this time, she served as interim management in senior level business development and marketing functions through her consulting roles with Cygnet Venture Management, where she worked with life science CEOs and founders to validate the strategic direction of emerging growth companies, define key milestones and use of proceeds, and complete corporate financings. Ms. Wallen holds a Bachelor of Science from Stanford University, a Master of Science in Microbiology and a Master of Business Administration from the University of Rochester. Our Board of Directors has concluded that Ms. Wallen is well-qualified to serve on our Board of Directors because of her extensive business management and corporate development experience and financial and investment expertise.
Non-Continuing Directors
Steven Sherman is our Executive Chair and has served as a member of our Board of Directors since January 2014, including service as Executive Chairman from October 2018 through December 2020, as our Chief Executive Officer from January 2022 through December 2022 and service on our Strategy Committee from April 2021 through January 2022. He also previously served on the board of directors of Ekso Bionics, Inc., our wholly owned subsidiary, from December 2013 until January 2014. Mr. Sherman is the Chairman of Nex Capital LLC, a private equity firm based in Beverly Hills, California, and he is the Chairman of Imetric, an IOT platform for consumer and enterprise. Since 1988, Mr. Sherman has been a member of Sherman Capital Group, a merchant banking organization with a portfolio of private and public investments. In addition, Mr. Sherman is the former Chairman of Purple Wave Inc, an online auction platform. Mr. Sherman is a founder of Novatel Wireless, Inc. (Nasdaq: NVTL), Vodavi Communications Systems Inc. (Nasdaq: VTEK) and Main Street and Main Inc. Previously, Mr. Sherman has served as a director of Telit; Chairman of Airlink Communications, Inc. until its sale to Sierra Wireless, Inc.; Chairman of Executone Information Systems (Nasdaq NM: XTON); and as a director of Inter-Tel (Delaware) Incorporated (Nasdaq: INTL).
Executive Officers (Who are not also Directors)
Jason C. Jones is our Chief Operating Officer and has served as our Chief Operating Officer since January 2023 and, prior to that, served as our Vice President of Product Development starting in October 2018. Mr. Jones brings over 20 years of experience in product development, operations, and finance in a wide range of industries. Since October 2018, Mr. Jones has led our Engineering and Product Management groups with an emphasis on extending our market leading position in both medical and industrial markets. Prior to joining us, from November 2011 to November 2018, Mr. Jones served as Founder and Principal at Berkeley Renewables LLC, a contract product development consulting firm focused on novel monitoring and control systems primarily for the solar industry. In July 2007, Mr. Jones co-founded, operated, and ultimately sold Tilt Solar LLC, a startup that developed technology and equipment for the solar industry. As a result of the Tilt Solar sale to SunPower Corporation (Nasdaq:SPWR) in April 2009, Mr. Jones served as Product Line Manager for Utilities at SunPower Corporation

until October 2010. From 2004 to 2013, Mr. Jones also spent a total of five years working as an Equity Research Analyst in the technology sector at multiple investment banks, including Bank of America (NYSE: BAC) and Citadel Securities (ASX: CGL). In his early career, Mr. Jones worked as a Systems Engineer in industrial automation and robotics. Mr. Jones holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Berkeley, a Master of Science degree in Mechanical Engineering from the University of California, Berkeley, and a Master of Business Administration, with an emphasis on finance and entrepreneurship, from the Haas School of Business at the University of California, Berkeley.
Jerome Wong has served as our Chief Financial Officer and Corporate Secretary since October 2022, prior to which he served as the Company’s Controller starting in May 2017, bringing more than 20 years of experience in finance, accounting and strategy to this role focusing on high technology and life sciences in public companies. Previously, Mr. Wong worked for over a decade from 2009 through 2016 as a corporate controller or assistant corporate controller to companies in the high technology and life sciences industries including ABM Industries, Inc. from July 2006 through September 2008, XOMA Corporation from July 2009 through October 2014 and Pattern Energy Group Inc. from October 2014 to December 2015. Mr. Wong is a Canadian Chartered Professional Accountant and has a B.A. in Finance and Accounting from The University of British Columbia.
Board Committees
Our Board of Directors has established three standing committees – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each Committee, operates under a charter that has been approved by our Board of Directors. Current copies of the charters of the Audit, Compensation, and Nominating and Governance Committees are posted in the Corporate Governance section of our website at www.eksobionics.com.
Audit Committee
The Audit Committee’s responsibilities include:

•	appointing, evaluating, retaining, approving the compensation of, and assessing the independence of our independent auditor;
•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from the independent auditor;
•	reviewing and discussing with management and the independent auditors our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and the code of business conduct;
•	discussing our risk management policies;
•	establishing procedures for the receipt and retention of accounting related complaints and concerns;
•	developing and reviewing policies and procedures for reviewing and approving or ratifying related person transactions;
•	meeting independently with our internal audit staff, if any, independent auditors and management; and
•	preparing the Audit Committee Report required by Securities and Exchange Commission rules (which is included on page 26 of this Proxy Statement).
The members of our Audit Committee are Dr. Lathan, who will begin serving as Chair following the 2023 Annual Meeting of Stockholders, Ms. Cloyd and Dr. Li. Our Board of Directors has determined that all members of the Audit Committee are independent, as determined under Rule 10A-3 promulgated under the Exchange Act and as independence for audit committee members is defined by the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Ms. Cloyd and Dr. Li is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met five times during 2022.
Compensation Committee
The Compensation Committee’s responsibilities include:

•	reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by our Board of Directors) the compensation of our executive officers, including the Chief Executive Officer and our other executive officers;
•	overseeing the evaluation of our senior executives;
•	reviewing and making recommendations to our Board of Directors with respect to incentive-compensation and equity-based plans that are subject to Board approval;
•	approving tax-qualified, non-discriminatory employee benefit plans (and parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by our officers, directors, employees or consultants;
•	reviewing and making recommendations to our Board of Directors with respect to director compensation; and
•	overseeing and administering our equity incentive plans.
The members of our Compensation Committee are Ms. Wallen (Chair), Ms. Cloyd and Dr. Li. Ms. Cloyd will no longer serve on our Compensation Committee following our 2023 Annual Meeting of Stockholders. Our Board of Directors has determined that all members of the Compensation Committee are independent as defined under the Nasdaq Marketplace Rules. The Compensation Committee met five times during 2022.
Our Compensation Committee is responsible for reviewing and approving (or, when the Compensation Committee deems it appropriate, recommending for approval by our Board of Directors) the compensation of our Chief Executive Officer and our other executive officers, including salary and annual cash incentive compensation, and making recommendations to the Board of Directors with respect to the long-term equity compensation of our Chief Executive Officer and our other executive officers. The Compensation Committee also periodically reviews and makes recommendations to our Board of Directors with respect to director compensation. If the Compensation Committee deems it appropriate, it may delegate any of its responsibilities to one or more Compensation Committee subcommittees.
The Compensation Committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Our Compensation Committee engaged Compensia Inc. (“Compensia”), as its independent compensation consultant to assist the Compensation Committee in adapting our 2022 executive compensation program to market practices as well as to assist with developing and adjusting our 2022 director compensation program by, among other things, analyzing our cash and equity compensation as compared with that of companies in our approved peer group. Compensia did not provide any services to the Company in 2022 other than the executive compensation consulting services provided to the Compensation Committee. Before engaging Compensia, the Compensation Committee determined that Compensia is independent, after taking into account all relevant factors, including the factors set forth in Rule 10C-1 of the Exchange Act and Nasdaq Marketplace Rule 5605(d)(3).
Although our Compensation Committee considers the advice and recommendations of consultants as to equity grants and other components of our executive compensation program, our Compensation Committee ultimately makes a recommendation about these matters to our Board of Directors, which makes the final decision with respect to such grants. In the future, we expect that our Compensation Committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs on an as-needed basis.
Nominating and Governance Committee
The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;
•	recommending to our Board of Directors the persons to be nominated for election as directors and to each of the committees of our Board of Directors;
•	monitoring issues and developments related to matters of corporate governance; and
•	recommending to our Board of Directors, where appropriate, changes in corporate governance principles and practices.
The members of our Nominating and Governance Committee are Ms. Cloyd (Chair), Dr. Lathan and Ms. Wallen. Our Board of Directors has determined that all members of our Nominating and Governance Committee are independent as defined under the Nasdaq Marketplace Rules. The Nominating and Governance Committee met three times during 2022.
Strategy Committee
In April 2021, our Board of Directors formed a Strategy Committee in light of the Company’s ongoing strategic considerations following its financing in February of 2021. The Strategy Committee was formed to provide advice and guidance both to management of the Company and to the Board of Directors on matters involving the Company’s business strategy and strategic direction, including capital deployment, development and implementation of programs and projects, and acquisitions of new technologies or products and other business opportunities of strategic importance to the Company, and long-term strategy to identify strategic alternatives to create enhanced value for the Company’s shareholders. Until it was dissolved in January 2022 in connection with other leadership changes, the members of the Strategy Committee were Mr. Sherman (Chair), Stanley Stern and Ms. Wallen.

Director Nominations
The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, evaluation of the performance of any existing directors on our Board of Directors being considered for nomination, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and our Board of Directors. The Nominating and Governance Committee is actively engaged in identifying potential qualified candidates to add to our Board of Directors.
In considering whether to recommend any particular candidates for inclusion in the slate of director nominees recommended by our Board of Directors, the Nominating and Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, lack of conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Governance Committee will consider the value of diversity in the director nomination process. The Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.
Each of our directors brings significant expertise to the role of director. Below is a summary of the qualifications of each of our continuing directors.

Our Nominating and Governance Committee regularly reviews the composition of our Board of Directors in light of qualifications summarized above to plan for evolution among our board membership and to identify the skills and experience that will align with strategic needs. We are focused on identifying director candidates that not only meet those needs, but also bring new viewpoints to the Board of Directors by enhancing its diversity of personal backgrounds both generally and as required by California law. For example, three of our six directors identify as female, and two of our directors are from underrepresented communities.
The following table sets forth further diversity statistics as self-reported by the current members of our Board of Directors:

Board Diversity Matrix (As of April 14, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Directors	3	3	-	-
Part II: Demographic Background
African American or Black	1	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	2	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-
Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names to the Nominating and Governance Committee, c/o Corporate Secretary, 101 Glacier Point, Suite A, San Rafael, California 94901. The Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting of stockholders.
Stockholders also have the right under our By-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Governance Committee or our Board of Directors, by

following the procedures set forth in the second paragraph under the section entitled “Stockholder Proposals” above. In addition to satisfying the requirements of our By-laws, stockholders who intend to nominate directors other than the directors we have nominated, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Under our By-laws, our Board of Directors retains the right to fill vacancies without holding a stockholders meeting.
The Nominating and Governance Committee, consistent with its policies and procedures, has evaluated and recommended to our Board of Directors, and a majority of our independent directors, in a vote in which only our independent directors participated, approved for inclusion in the slate of director nominees recommended by our Board of Directors for election at the Meeting, each of the director nominees named in Proposal One.
Board Determination of Independence
Our Board of Directors has determined that all of its members, except Mr. Davis, our Chief Executive Officer, and Steven Sherman, our Executive Chair, are independent directors under the applicable standards of the SEC and the listing standards of the Nasdaq Stock Market.
In making its independence determinations regarding Dr. Li, our Board of Directors considered Dr. Li’s service as a Senior Analyst at Puissance Capital, and that Puissance Capital is an affiliate of Angel Pond Capital LLC (“Angel Pond”), which we had engaged as a consultant pursuant to a consulting agreement to assist with strategic positioning in the Asia Pacific region. On February 4, 2023, we entered into a mutual release and settlement agreement with Angel Pond to settle and resolve any and all potential claims brought forth in connection the consulting agreement in an amount of $325. The total settlement amount of $325 is expected to be paid in cash over fourteen months.
However, Dr. Li is not employed by nor actively engaged in the management of Angel Pond, nor does he have any equity ownership interest in Angel Pond. Our Board of Directors is also not aware of any other factors that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment by Dr. Li in carrying out his responsibilities as a director. Accordingly, our Board of Directors concluded that Dr. Li is independent.
Communicating with the Independent Directors
Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Chairperson of the Board, if any, the lead independent director, if any, or otherwise the Chair of the Nominating and Governance Committee shall, subject to advice and assistance from our outside legal advisors, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate. Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to our Board of Directors, c/o Corporate Secretary, 101 Glacier Point, Suite A, San Rafael, California 94901.
Board Meetings and Attendance
Our Board met twelve times during 2022. Each director serving during 2022 attended at least 75% of the aggregate number of Board meetings (held during the period for which he or she was a director) and the number of meetings held by all committees on which he or she served (during the period that he or she served). All of the current directors attended the 2022 Annual Meeting of Stockholders.
Involvement in Legal Proceedings
No director or associate of a director is involved in any material proceeding as a party adverse to the Company or with a material interest adverse to the Company.

Family Relationships
There are no family relationships among the Company’s directors or executive officers.
Employee, Officer and Director Hedging
We have adopted a policy that no director, officer, employee or consultant of the Company may engage in hedging or monetization transactions contracts involving securities of the Company. Such transactions may include zero-cost collars, forward sale contracts and other transactions which allow one to lock in much of the value of his or her stock holdings, in exchange for all or part of the potential upside appreciation in the stock.
Code of Ethics
The Company has adopted a Code of Ethics which is applicable to all directors, officers and employees of the Company. The Professional Conduct and Ethics Policy is available on our website at https://ir.eksobionics.com/governance-docs. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.
Board Leadership Structure
The Company does not have a formal policy regarding the separation of its Chairperson of the Board and Chief Executive Officer positions. Upon the recommendation of our Nominating and Governance Committee, Dr. Lathan serves as the lead independent director. From January 2022 to March 2023, Steven Sherman served as Chairman of our Board of Directors, and from January 2022 to December 2022, Mr. Sherman served as our Chief Executive Officer. From January 2022 to April 2023, Mr. Stern served as our lead independent director. Prior to January 2022, the roles of Chairman of the Board and Chief Executive Officer were separated, with Mr. Sherman serving as Executive Chairman and former director Jack Peurach serving as Chief Executive Officer from 2018 through January 2022. Under our by-laws, if no Chairman of the Board has been appointed, our Chief Executive Officer shall preside at all meetings of the stockholders and shall preside at all meetings of the Board of Directors.
As Chairman, Mr. Sherman’s duties included chairing meetings of our Board of Directors, facilitating communication between other members of our Board and the Chief Executive Officer, preparing or approving the agenda for regular Board meetings, determining the frequency and length of regular Board meetings and recommending when special meetings of our Board should be held, and reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our Board. Mr. Davis, as our Chief Executive Officer, has presided over meetings of the Board of Directors since March 2023.
As the lead independent director, Dr. Lathan’s duties include presiding over meetings and sessions of the independent directors in executive session, facilitating communications between other members of the Board and the Chairperson of the Board, monitoring communications from stockholders and other interested parties and providing copies or summaries to other directors as appropriate, working with the Chairperson of the Board or the Chief Executive Officer, as applicable, in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, and otherwise consulting with the Chairperson of the Board, if any, on matters relating to corporate governance and Board performance.
The Nominating and Governance Committee believes that having a lead independent director helps ensure independent oversight of the Company, provides our Chief Executive Officer and, if any, our Chairman with an experienced sounding board and enables the independent and objective assessment of risk by our Board of Directors.
Role of Board in Risk Oversight
The responsibility for the day-to-day management of risk lies with the Company’s management, while our Board of Directors is responsible for overseeing the risk management process to ensure that it is properly designed, well-functioning and consistent with our overall corporate strategy. Material risks that management identifies are discussed and analyzed with our Board of Directors. However, in addition to our Board of Directors, the committees of the Board consider the risks within their areas of responsibility. The Audit Committee oversees the risks associated with the Company’s financial reporting and internal controls, as well as general business and operating risks. The Compensation Committee oversees the risks associated with the Company’s compensation practices for its directors and employees. The Nominating and Governance Committee oversees the risks associated with the Company’s overall governance, corporate compliance policies and its succession planning process to ensure that we have a slate of qualified candidates for key management positions that may become open in the future. Each committee reports to our Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

Environmental, Social and Governance
Our Board of Directors views environmental, social and governance (“ESG”) issues as an important lens to identify, evaluate and manage risks and opportunities for the Company. Our Board of Directors has sought to enhance our governance and to set a new tone at the top for the Company overall by making progress in diversity, equity and inclusion (“DEI”) on our Board of Directors, which is currently half female and one-third comprised of members of underrepresented communities. We have also hired a Director of Human Resources, who is responsible for crafting, promoting and tracking our DEI initiatives.
We also believe strongly in our mission to amplify human motion by enhancing strength, endurance, and mobility across medical and industrial applications with advanced robotics. By continuing to pioneer wearable exoskeleton suits through our unique blend of clinical and engineering expertise, we empower lives and enhance quality of life around the globe while growing our business and value to our stockholders.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
It is the Company’s policy that each executive officer, director and nominee for election as director delivers to the Company annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the executive officer, director or nominee, or their family members, and the Company participates, and in which the executive officer, director or nominee, or such family member, has a material interest. Our Board of Directors reviews all such transactions reported to it by an executive officer, director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise. After review, the disinterested directors approve, ratify or disapprove such transactions. Management also updates our Board of Directors as to any material changes to proposed transactions as they occur. This policy is not in writing but is followed consistently by our Board of Directors.
Transactions with Related Persons
SEC rules require us to disclose any transaction since the beginning of the fiscal year preceding our last fiscal year or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest and in which the amount involved exceeds $120,000. A related person is any executive officer, director, nominee for director, or holder of more than 5% of our common stock (which we refer to as a “5% stockholder”), or an immediate family member of any of those persons.
Angel Pond Settlement
Dr. Li’s serves a Senior Analyst at Puissance Capital, and Puissance Capital is an affiliate of Angel Pond Capital LLC (“Angel Pond”), which we had engaged as a consultant pursuant to a consulting agreement to assist with strategic positioning in the Asia Pacific region. On February 4, 2023, we entered into a mutual release and settlement agreement with Angel Pond to settle and resolve any and all potential claims brought forth in connection the consulting agreement in an amount of $325. The total settlement amount of $325 is expected to be paid in cash over fourteen months. Dr. Li is not employed by nor actively engaged in the management of Angel Pond, nor does he have any equity ownership interest in Angel Pond.

EXECUTIVE COMPENSATION
Summary Compensation Table
Our named executive officers for fiscal 2022, which consist of our principal executive officer, the next two most highly compensated executive officers, and former principal executive officers are:

•Scott G. Davis, our Chief Executive Officer and director;
•Jason C. Jones, our Chief Operating Officer
•Jack Peurach, our former President and Chief Executive Officer;
•Steven Sherman, our former Chief Executive Officer, director and Executive Chair; and
•Jerome Wong; our Chief Financial Officer and Corporate Secretary

The following table sets forth information concerning the total compensation paid or accrued by us during the last two fiscal years to our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Scott G. Davis(3)	2022	370,151	165,653	534,000	—	—	—	1,069,804
Chief Executive Officer; Former President and Chief Operating Officer
Jason C. Jones(4)	2022	257,500	107,103	156,249	—	—	13,500	534,352
Chief Operating Officer
Jack Peurach(5)	2022	57,887	187,250	—	—	—	—	245,137
Former President and Chief Executive Officer	2021	300,000	135,000	1,012,488	—	—	13,000	1,460,488
Steven Sherman(6)	2022	481,858	296,068	—	—	—	—	777,926
Former Chief Executive Officer and Executive Chair
Jerome Wong(7)	2022	251,644	94,918	149,999	—	—	10,250	506,811
Chief Financial Officer and Corporate Secretary
(1)	The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of stock or stock options, as applicable, granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 13 and Note 14 to our financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2021 and 2022, respectively.
(2)	This amount represents employer matching contribution made under our 401(k) retirement plan, paid in the form of shares of our Common Stock.
(3)	Mr. Davis was not a named executive officer in 2021.
(4)	Mr. Jones was not a named executive officer in 2021.
(5)	Mr. Peurach resigned from all positions with us effective January 21, 2022.
(6)	Mr. Sherman resigned from his position as Chief Executive Officer effective December 4, 2022.
(7)	Mr. Wong was not a named executive officer in 2021.

Outstanding Equity Awards at December 31, 2022
The following table sets forth certain information concerning unexercised stock options held by our named executive officers as of December 31, 2022.

	OPTION AWARDS						STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan: Number of Shares or Units of Stock That Have Not Yet Vested (#)		Equity Incentive Plan: Market Value of Shares or Units of Stock That Have Not Yet Vested ($)
Scott G. Davis	-	-		-	-		48,934	(1)	291,647
Scott G. Davis	-	-		-	-		300,000	(2)	534,000
Jason C. Jones	13,334	-		-	30.75	11/1/2028	-		—
Jason C. Jones	12,667	2,903	(3)	-	9.15	11/6/2029	-		—
Jason C. Jones	-	-		-	-	-	2,167	(4)	5,981
Jason C. Jones	-	-		-	-	-	16,360	(5)	112,066
Jason C. Jones	-	-		-	-	-	33,333	(6)	90,332
Jason C. Jones	-	-		-	-	-	17,007	(7)	20,749
Steven Sherman	2,858	-		-	105.00	1/15/2024	-		—
Steven Sherman	619	-		-	85.50	5/24/2026	-		—
Steven Sherman	1,667	-		-	34.05	7/5/2027	-		—
Steven Sherman	2,734	-		-	26.85	8/3/2028	-		—
Steven Sherman	26,667	-		-	30.75	11/1/2028	-		—
Steven Sherman	16,667	-		-	5.70	2/26/2030	-		—
Steven Sherman	-	-		-	-	-	242,679	(8)	296,068
Jerome Wong	2,334	-		-	17.85	8/28/2027	-		—
Jerome Wong	3,000	-		-	26.39	7/13/2028	-		—
Jerome Wong	-	-		-	-	-	2,000	(9)	18,300
Jerome Wong	-	-		-	-	-	10,000	(10)	48,600
Jerome Wong	-	-		-	-	-	83,333	(11)	149,999
(1)	Restricted stock award vesting April 8, 2022 as to 33.33% of the total number of stock awarded annually.
(2)	Restricted stock award vesting January 1, 2023 as to 33.33% of the total number of stock awarded annually.
(3)	Option became exercisable as to 1/48th of the total number of shares on November 15, 2019, and will continue to in equal monthly installments on the same day of each month thereafter.
(4)	Restricted stock award vesting November 15, 2020 vesting as to 25% of the total number of stock awarded, and thereafter as to 1/4th of the remaining award in equal in installments annually on the same date of each following year.
(5)	Restricted stock award vesting March 3, 2022 as to 33.33% of the total number of stock awarded annually.
(6)	Restricted stock award vesting August 30, 2022 as to 33.33% of the total number of stock awarded annually.
(7)	Restricted stock award vesting December 4, 2023 as to 33.33% of the total number of stock awarded annually.
(8)	Restricted stock award vesting December 4, 2023 fully vested as of January 31, 2023.
(9)	Restricted stock award vesting November 15, 2020 vesting as to 25% of the total number of stock awarded, and thereafter as to 1/4th of the remaining award in equal in installments annually on the same date of each following year.
(10)	Restricted stock award vesting August 1, 2022 vesting as to 33.33% of the total number of stock awarded annually.
(11)	Restricted stock award vesting June 17, 2023 vesting as to 33.33% of the total number of stock awarded annually.

Employment Agreements; Change in Control and Post-Termination Severance Benefits
Scott G. Davis, our Chief Executive Officer
Effective December 4, 2022, Mr. Davis was appointed Chief Executive Officer of the Company. Prior to that, Mr. Davis served as the Company’s President and Chief Operating Officer from January 22, 2022 to December 4, 2022, and as the Company’s Executive Vice President of Strategy and Corporate Development from April 2021 to January 22, 2022. On February 22, 2021, the Company entered into an offer letter with Mr. Davis in connection with his retention as Executive Vice President of Strategy and Corporate Development (the “Davis Offer Letter”). Under the Davis Offer Letter, Mr. Davis is entitled to a base salary of $295,000 per year, which was increased to $375,000 by our Board of Directors on April 21, 2022 based on the recommendation of our Compensation Committee. He is also eligible to participate in the Company’s annual bonus program, in which he may receive up to 50% of his base salary based on Company and individual performance against milestones for the year, which was increased to 75% for 2023. In April 2022, Mr. Davis also received equity awards of 300,000 restricted stock units and in February 2022, Mr. David received equity awards of 41,158 restricted stock units under the Company’s 2014 Plan, each of which vest over three years.
Jason Jones, our Chief Operating Officer
Effective January 2, 2023, Mr. Jones was appointed Chief Operating Officer of the Company. Prior to that, Mr. Jones served as the Company’s Vice President of Product Development from October 2018 to January 2023. In connection with his promotion to Chief Operating Officer, on January 2, 2023, Mr. Jones entered into an offer letter with the Company (the “Jones Offer Letter”), which replaces and supersedes any prior agreements between Mr. Jones and the Company. Under the Jones Offer Letter, Mr. Jones is entitled to an annual salary of $295,000. In addition, Mr. Jones is eligible to participate in the Company’s annual bonus program, in which he may receive up to 50% of his base salary based on Company and individual performance against milestones for the year. Under the Jones Offer Letter, upon the Company obtaining stockholder approval for the increase the size of the 2014 Plan as described elsewhere in this Proxy Statement and the Company filing a registration statement registering the offer and sale of such incremental shares, Mr. Jones will also receive an equity award of $225,000 of restricted stock units under the Company’s 2014 Plan, which will vest in equal installments over three years on the anniversaries of January 2, 2023. If the Company terminates Mr. Jones’s employment without cause, he will be entitled to severance in the form of salary continuation at his base salary rate for six months. Mr. Jones also continues to be eligible to participate in regular health insurance, bonus and other employee benefit plans established by the Company for its employees from time to time.
Jack Peurach, our former President and Chief Executive Officer
On January 14, 2022, Mr. Peurach notified the Company of his intention to resign as an officer and member of the Board of Directors of the Company to pursue other endeavors. On January 20, 2022, the Board and Mr. Peurach reached an understanding regarding his decision to leave the Company and entered into an Executive Separation and Release Agreement pursuant to which Mr. Peurach’s last day of service as the President, Chief Executive Officer and as a member of the Company’s Board was January 21, 2022.
Pursuant to the Executive Separation and Release Agreement, in exchange for certain releases and Mr. Peurach’s agreement to provide certain transition services to the Company, the Company agreed to provide Mr. Peurach the following benefits: (i) an amount equal to nine months of his annual base salary, payable in equal installments on the Company’s regular payroll dates and paid less all applicable deductions and withholdings; (ii) if Mr. Peurach timely elected to continue his participation in the Company’s group health insurance plan under applicable COBRA regulations, the Company would pay the applicable COBRA premiums until the earliest of nine months following Mr. Peurach’s resignation or the end of his COBRA continuation period, whichever was earlier, provided, however, the Company’s obligations to pay such premiums would terminate earlier if he became eligible for health insurance coverage from another employer during such period; (iii) a one-time lump sum payment of cash in the amount of $187,250, less applicable deductions and withholdings; and (iv) accelerated vesting of the certain time and performance-based restricted stock units previously awarded to Mr. Peurach.

Prior to his resignation, under his employment agreement, Mr. Peurach’s annual base salary was $275,000 and was subject to increase as determined by our Board of Directors. Mr. Peurach was eligible to receive an annual discretionary bonus with a target bonus amount of 75% of his annual base salary, as well as other perquisites, fringe benefits, and eligibility to participate in other bonus or incentive programs established by us.
Steven Sherman, our Executive Chair and Former Chief Executive Officer
Effective January 22, 2022, Mr. Sherman was appointed Chief Executive Officer and Chairman of the Company and entered into an employment agreement with the Company for a one-year employment period pursuant to which Mr. Sherman was entitled to receive an annual base salary of $453,000, provided that in lieu of cash payments, the Company would Mr. Sherman an award of restricted shares of the Company’s common stock or restricted stock units under the Company’s Amended and Restated 2014 Equity Incentive Plan (the "2014 Plan"), which award would vest in 12 equal monthly installments subject to his continued employment with the Company. Mr. Sherman was eligible to receive an annual bonus in an amount up to 75% of his base salary, in an amount, if any, as the Board may determine in its sole discretion, and which would be payable in shares of the Company’s common stock.
Effective December 4, 2022, Mr. Sherman resigned as the Company’s Chief Executive Officer. In connection with his transition to Executive Chair of the Company, on December 5, 2022, Mr. Sherman entered into a letter agreement (the “Executive Chair Employment Agreement”), which replaced and superseded Mr. Sherman’s prior employment agreement. Under the Executive Chair Employment Agreement, which has a one-year term, Mr. Sherman is entitled to receive a salary of $125,000 in cash. In addition, Mr. Sherman received a grant of $125,000 of RSUs that will fully vest on the one-year anniversary of the grant date, with such grant to be made on the same date and otherwise subject to the same terms and conditions as the annual RSU grant made to non-employee Board members. During his service as an employee of the Company, Mr. Sherman will not be eligible for compensation as a Board member.
Jerome Wong, our Chief Financial Officer and Corporate Secretary
Effective October 26, 2022, Mr. Wong was appointed Chief Financial Officer and Corporate Secretary of the Company. Prior to that, Mr. Wong served as the Company’s interim Chief Financial Officer from June 2022 to October 2022, and as the Company’s Controller from May 2017 to June 2022. In connection with his promotion to Chief Financial Officer and Corporate Secretary, on October 26, 2022, Mr. Wong entered into an offer letter with the Company (the “Wong Offer Letter”), which replaces and supersedes any prior agreements between Mr. Wong and the Company. Under the Wong Offer Letter, Mr. Wong is entitled to an annual salary of $325,000. In addition, Mr. Wong is eligible to participate in the Company’s annual bonus program, in which he may receive up to 50% of his base salary based on Company and individual performance against milestones for the year. Upon the Company obtaining stockholder approval for the increase the size of the 2014 Plan as described elsewhere in this Proxy Statement and the Company filing a registration statement registering the offer and sale of such incremental shares, Mr. Wong will also receive an equity award of $250,000 of restricted stock units under the Company’s 2014 Plan, which will vest in equal installments over three years on the anniversaries of December 4, 2022. If the Company terminates Mr. Wong’s employment without cause, he will be entitled to severance in the form of salary continuation at his base salary rate for six months. Mr. Wong also continues to be eligible to participate in regular health insurance, bonus and other employee benefit plans established by the Company for its employees from time to time.
Short-Term Incentive Plan
We have established a short-term incentive plan that is designed to provide short-term incentive awards to certain of our executive officers, and is based on the achievement of goals related to corporate performance.
For 2022, Mr. Davis had a target bonus opportunity equal to 50% of his annual base salary, Mr. Wong had a target bonus opportunity equal to and 30% of his annual base salary, which percentage increased to 50% in June 2022, and Mr. Jones had a target bonus opportunity equal to 35% of his annual base salary, which percentage increased to 40% in July 2022. All incentive awards payable under our short-term incentive plan were payable in cash. Payment of such incentive awards were based upon achievement of corporate goals over five performance periods, consisting of each of the four quarters occurring during fiscal year 2022 and a performance period covering the full-year, with each performance period accounting for 20% of the total incentive award payable to each participating executive officer.
The applicable corporate goals related to both revenue and other key milestones, including sales to new customers, new product developments and releases, product costs and operations, cash consumption and strategic initiatives. In determining whether our revenue and milestone performance targets have been achieved, the Compensation Committee and our Board of Directors may consider any factors and achievements they deem appropriate, and has discretionary authority to make adjustments, including the ability to make additional awards based on company-wide or an individual executive officers’ performance and to increase or decrease the level of awards that our executive officers receive in conjunction with their performance against the targets and also based upon our cash resources.
Based on its evaluation of company-wide performance for each of the five performance periods, the Board of Directors recommended that incentive awards be granted based on achievement of the revenue and milestone performance goals at the following levels of achievement: 75% for the first quarter, 97% for the second quarter, 100% for the third quarter, 75% for the fourth quarter, and 100% for the full-year performance period.
As a result, for 2022, Mr. Davis received incentive awards in the aggregate amount of $161,120, Mr. Wong received incentive awards in the aggregate amount of $90,964, and Mr. Jones received incentive awards in the aggregate amount of $107,103.
Sherman Bonus Plan
Pursuant to his employment agreement, Mr. Sherman had a target bonus opportunity equal to 75% of his base salary and any bonus earned by Mr. Sherman was payable in shares of our common stock. On August 30, 2022, the Compensation Committee approved a bonus plan for Mr. Sherman (the “Sherman Bonus Plan”).
Payment of Mr. Sherman’s bonus was based on achievement of corporate performance goals related to revenue, weighted at 35% (the “Revenue Portion”), and the remaining 65% of Mr. Sherman’s bonus was payable at the discretion of the Board of Directors (the “Discretionary Portion”), provided that if the revenue performance goal was not achieved at 85% of target, no portion of the Revenue Portion would be payable, and payment of the Discretionary Portion was contingent on positive performance with respect to the Company’s non-financial metrics.
For 2022, Mr. Sherman received a bonus of 242,679 RSUs in December 2022 in full satisfaction of his 2022 potential bonus in connection his transition from Chief Executive Officer. Such RSU grant had an aggregate value of $296,068.
Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. Because this is the first year public companies are required to include pay versus performance disclosure, the Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

						Value of Initial Fixed $100 Investment Based On:
Fiscal Year (a)	Summary Compensation Table for PEO (b)		Compensation Actually Paid to PEO (c)	Average Summary Compensation Table Totals for non-PEO NEOs (d)	Average Compensation Actually Paid to non-PEO NEOs (e)	Total Shareholder Return (f)	Net Loss (g)
2022	$245,137	(1)	$(4,525)	$520,582	$429,632	$19.41	$(15,080,000)
	$777,926	(2)	$672,976
	$1,069,804	(3)	$520,697
2021	$1,460,488	(4)	$740,366	$711,200	$555,128	$43.23	$(9,764,000)
(1) The first PEO for 2022 was Jack Peurach who served from until January 21, 2022.
(2) The second PEO for 2022 was Steven Sherman who served from January 21, 2022 until December 4, 2022.
(3) The third PEO for 2022 was Scott Davis who had been our President and Chief Operating officer until he became our Chief Executive Officer on December 4, 2022. These amounts reflect Mr. Davis's total 2022 compensation, including the portion of the year prior to him becoming our Chief Executive Officer.
(4) The PEO for 2021 was Jack Peurach.
(5) The Non-PEO NEOs for whom the average compensation is presented in this table for 2022 are Jason Jones and Jerome Wong and for 2021 are John Glenn and William Shaw.
(6) The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.
(7) Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

PEO	Jack Peurach	Jack Peurach	Steven Sherman	Scott G. Davis
Fiscal Year	2021	2022
SCT Total	$1,460,488	$245,137	$777,926	$1,069,804
Minus Grant Date Fair Value of Options Awards and Stock Awards Granted in Fiscal Year	(1,012,488)	—	(777,926)	(534,000)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	319,921	—	288,788	53,200
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	(61,478)	(25,792)	—	(138,047)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	352,042	—
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	33,923	69,353	32,146	69,740
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(293,223)	—	—
Compensation Actually Paid	$740,366	$(4,525)	$672,976	$520,697

NEOs
Fiscal Year	2021	2022
SCT Total	$711,200	$520,582
Minus Grant Date Fair Value of Options Awards and Stock Awards Granted in Fiscal Year	(210,827)	(153,120)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	61,899	69,416
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years	(25,164)	(45,564)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	19,917
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	18,020	18,401
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—
Compensation Actually Paid	$555,128	$429,632

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return ("TSR")

The following chart sets forth the relationship between Compensation Actually Paid ("CAP") to our PEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company's TSR over the two most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Net Loss

The following chart sets forth the relationship between Compensation Actually Paid ("CAP") to our PEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company's net loss over the two most recently completed fiscal years.

Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount that can be deducted in any one year for compensation paid to certain executive officers but previously contained an exception for certain performance-based compensation. The Tax Cuts and Jobs Act, signed into law in December 2017, eliminates the performance-based compensation exception to the Section 162(m) deduction limit and such exception will no longer apply to awards granted under our stock plan and annual incentive plan for the 2018 tax year and later, unless it qualifies for transitional relief available to certain arrangements in place as of November 2, 2017. While our Compensation Committee is mindful of the benefits to us of the deduction permitted under Section 162(m) and takes the relevant deduction limit into account when structuring and approving awards under our annual incentive plan and our equity incentive plan, the Compensation Committee believes that it should not be strictly constrained by the requirements of Section 162(m) where those requirements would impair our flexibility to compensate our executive officers in a manner that best promotes our objectives of attracting and retaining executive talent. Accordingly, our Compensation Committee may approve compensation that is not fully deductible.
Rule 10b5-1 Sales Plans
None of our directors or executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they would provide instructions to a broker to sell shares of our common stock upon grant of stock options to them or the vesting of restricted stock units previously granted to them in order to satisfy the withholding tax obligations arising from such event. Under such Rule 10b5-1 plans, a broker executes trades on a best execution basis, without further direction from such directors and executive officers. If adopted, the director or executive officer would be permitted to amend or terminate the 10b5-1 plan only under specified circumstances.

DIRECTOR COMPENSATION

The following table sets forth compensation earned by our non-employee directors serving during 2022:

Name	Fees Earned or Paid in Cash ($)	RSU Awards ($)(1)	Option Awards ($)(1)	Total ($)
Mary Ann Cloyd	57,500	99,304	—	156,804
Corinna Lathan, Ph. D.	46,868	99,304	—	146,172
Charles Li, Ph. D.	54,368	99,304	—	153,672
Steven Sherman(2)	5,618	—	—	5,618
Stanley Stern(3)	43,081	99,304	—	142,385
Rhonda A. Wallen	50,758	99,304	—	150,062

(1)
Awards outstanding at December 31, 2022, for each of the listed directors are as follows:
Name Options (#) RSUs(#)
Mary Ann Cloyd - 51,721
Corinna Lathan, Ph.D - 51,721
Charles Li, Ph. D 14,334 51,721
Stanley Stern 16,025 51,721
Rhonda A. Wallen - 51,721

(2)	Steven Sherman’s compensation was for services provided as Executive Chairman in accordance with his offer letter as described below. On January 16, 2020, our Board of Directors approved a grant of an option for 16,667 shares of our common stock to Steven Sherman, and a grant of 13,334 RSUs. Steven Sherman has served as a member of our Board of Directors since 2014 and his term will end upon the commencement of the 2023 Annual Meeting of Stockholders.
(3)	Mr. Stern resigned from our Board of Directors in April 2023.

Discussion of Director Compensation

The Compensation Committee of our Board of Directors believes that our director compensation program should promote total value creation for the Company and our stockholders and create alignment between the long-term interests of our directors and the long-term interests of our stockholders. At the same time, we believe that our director compensation program should provide a reasonable reward to our directors for the services they perform and should be reflective of the amount of effort and time required of each individual director, based on his or her role and responsibilities and participating in committees. Accordingly, we grant all or a portion of director compensation in the form of shares of the Company's common stock.
Non-employee directors’ compensation is generally determined and awarded by our Board of Directors based on the recommendations of our Compensation Committee. Our Compensation Committee is responsible for, among other things, reviewing, evaluating and designing our director compensation program. In 2022, our Compensation Committee retained Compensia to make recommendations with respect to our director compensation policies, with the purpose of both aligning the Company with our peer group and the long-term interests of our directors and our stockholders. Based on recommendations by our Compensation Committee in consideration of input from Compensia, our Board previously approved the following annual payments for members and chairs of our Board of Directors, Audit Committee, Compensation Committee and Nominating and Governance Committee, excluding employee directors.

	Member ($)	Chair ($)(1)
Board of Directors	35,000	70,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Governance Committee	5,000	10,000
Strategy Committee(2)	15,000	30,000

(1)	Under the program approved effective April 13, 2021, the Chairs of each committee of our Board of Directors receive the fees indicated under this column inclusive of the fee they receive as the member of our Board of Directors or the applicable committee.
(2)	The Board of Directors, upon recommendation by the Nominating and Governance Committee of the Board, approved the decision to disband the Strategy Committee as part of its leadership change resolutions during the Board of Directors meeting held on January 20, 2022.
In addition, our Board of Directors, based on the recommendation of our Compensation Committee, approved an additional annual retainer for our lead independent director of $25,000. Mr. Stern served as our lead independent director prior to his resignation from our board of directors in April 2023. Since that time, Dr. Lathan has served as our lead independent director. In January 2022, Mr. Sherman received compensation for his service on our Strategy Committee and as the Chairman prior to his appointment as Chief Executive Officer on January 22, 2022.
In order to conserve cash, we are offering our non-employee directors the choice to elect to take all or a portion of their annual retainers in the form of stock awards, in lieu of cash. Non-employee directors are required to make any stock election by the end of January of each year. The portion of a non-employee director’s annual retainer they have elected to be comprised of stock will be fully vested and issued at the date of grant and paid quarterly for the services provided in that quarter. The amount of stock issuable in lieu of cash retainer fees will be calculated based off of the average of the closing prices for the Company’s common stock as quoted on the Nasdaq Capital Market for the 30 calendar days up to and including the end of the applicable quarter.
At each annual meeting of stockholders, our non-employee directors are also entitled to an annual grant of restricted stock units with an approximate value of $100,000, with the exact number of restricted stock units to be calculated based off of the average of the closing prices for the Company’s common stock as quoted on the Nasdaq Capital Market for the 30 calendar days up to and including the date of the annual meeting. These restricted stock units will vest and settle at the earlier of (i) the date of the next annual meeting of stockholders or (ii) the one-year anniversary of the grant date.
Due to his officer role, Mr. Davis was considered to be an “employee director” in 2022 and therefore not entitled to the compensation applicable to our non-employee directors as described above. Due to his officer role, Mr. Sherman was considered to be an “employee director” starting January 22, 2022 and therefore not entitled to the compensation applicable to our non-employee directors as described above after January 22, 2022.

AUDIT-RELATED MATTERS
Audit Committee Report
The Audit Committee is composed of three Directors: Dr. Li, Ms. Cloyd and Dr. Lathan, each of whom meets the independence and other requirements of the Nasdaq Stock Market. Dr. Li qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC regulation S-K. The Audit Committee has the responsibilities set out in its charter, which has been adopted by our Board of Directors and is reviewed annually. A copy of the Audit Committee’s charter can be found on the Corporate Governance section of our website at www.eksobionics.com.
Management is primarily responsible for the Company’s financial statements, including the Company’s internal control over financial reporting. WithumSmith+Brown PC (“Withum”), the Company’s independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with generally accepted accounting principles and for issuing a report on those statements. Withum also reviews the Company’s interim financial statements in accordance with applicable auditing standards. The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of our Board of Directors. In addition, the Audit Committee is responsible for appointing the independent registered public accounting firm and reviewing the services performed by the Company’s independent registered public accounting firm.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and Withum the audited consolidated financial statements for the year ended December 31, 2022, including Management’s Discussion and Analysis.

The Audit Committee has discussed with Withum the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended. In addition, the Audit Committee has received the written disclosures and the letter from Withum required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Withum their independence relative to the Company, including whether the provision of their services is compatible with maintaining Withum’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

AUDIT COMMITTEE
Charles Li, Ph.D., Chair
Corinna Lathan, Ph.D.
Mary Ann Cloyd
Audit Fees and Services
The following table sets forth the aggregate fees billed by our independent registered accounting firm for the following services during 2022 and 2021:

	Year ended December 31,
Description of Service	2022	2021
Audit Fees(1)	$340,693	$251,305
Audit-Related Fees(2)	10,500	63,187
Tax Fees(3)	35,000	29,000
All Other Fees	—	—
Total Fees	$386,193	$343,492
(1)	Audit Fees consist of fees for audit of the Company’s annual financial statements for the respective year, reviews of the Company’s quarterly financial statements, services provided in connection with statutory and regulatory filings and audit of the Company’s internal controls over financial reporting. Amounts do not include $133,519 that were billed to us by our independent registered accounting firm in 2022 as reimbursement of the audit-related services fees incurred by Parker Hannifin Corporation in connection with our acquisition of its human motion control business in December 2022.
(2)	Audit-Related Fees consist of fees for accounting consultations.
(3)	Tax Fees consist of fees for tax compliance and tax advice and planning services.

Audit Fees
Audit fees are fees related to professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K, the reviews of the interim financial statements included in each of our Quarterly Reports on Form 10-Q, the reviews of financial statements included in any registration statements we file with the SEC and other professional services provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements.
Audit-Related Fees
Audit-related fees are fees for assurance and related services that are reasonably related to performance of the audit and review of financial statements, and which are not reported under “Audit Fees.”
Tax Fees
Tax fees are fees for professional services for tax compliance, tax advice and tax planning services.

All the foregoing accountant services and fees were pre-approved by our Audit Committee in accordance with the policies and procedures described under “Policy for Approval of Services” below.
Policy for Approval of Services
The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. The fees paid to the independent auditors that are shown in the chart above for 2022 were approved by the Audit Committee in accordance with the procedures described below.
The Audit Committee reviews and approves all audit and non-audit services proposed to be provided by Withum or other firms, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.
There were no audit or non-audit services provided to the Company for the fiscal year ended December 31, 2022 that were not approved by the Audit Committee. During the fiscal year ended December 31, 2022, none of the total hours expended on the Company’s financial audit by Withum were provided by persons other than Withum’s full-time permanent employees.

MATTERS TO BE VOTED ON

PROPOSAL ONE - ELECTION OF DIRECTORS
The By-laws of the Company provide that the number of directors of the Company shall be not less than one, with the exact number to be fixed by our Board of Directors from time to time. The number of directorships for our Board of Directors, upon the commencement of the 2023 Annual Meeting of Stockholders, will be five.
Each nominee below has consented to serve if elected and, if so elected, will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified. In the event that any nominee becomes unable to serve prior to the Meeting, our Board of Directors may designate a replacement nominee, and if you would otherwise be entitled to vote on such nominee, then your proxy will be voted for such replacement. It is not presently contemplated that any of the nominees will be unable to or unwilling to serve as directors.
Vote Required
A plurality of votes cast will be required to elect each director nominee. If you vote “Withhold” with respect to one or more nominees your shares will not be voted with respect to the person or persons indicated. Directions to “Withhold” and Broker Non-Votes will have no effect on the outcome of this proposal.
The Company’s Board of Directors recommends a vote FOR the election of the nominees below for election as director.
Nominees for election at the Meeting

1.	Mary Ann Cloyd
2.	Scott G. Davis
3.	Corinna Lathan, Ph.D.
4.	Charles Li, Ph.D.
5.	Rhonda A. Wallen

PROPOSAL TWO - AMENDMENT TO THE
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
Overview
Our Board of Directors is asking our stockholders to approve an amendment to our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the maximum number of shares available for grant under the 2014 Plan from 2,524,286 shares to 3,724,286 shares (the “2014 Plan Increase”).
The 2014 Plan was originally approved by the stockholders on June 10, 2015 and was subsequently amended by the stockholders on June 20, 2017, December 21, 2017 (with ratification on June 7, 2018), June 20, 2019, March 12, 2020, December 29, 2020, June 9, 2021 and June 9, 2022.
On April 20, 2023, our Board of Directors approved the 2014 Plan Increase, subject to stockholder approval. The 2014 Plan Increase is intended to allow us to maintain a pool of shares available for grant under the 2014 Plan in order to retain, incentivize and reward our current employees, directors and consultants, and to attract new employees and consultants and, where appropriate, new director candidates.
As of April 14, 2023, there were approximately 52,662 shares available for future grants under the 2014 Plan. Approval of the 2014 Plan Increase would increase that number by 1,200,000 shares. If the 2014 Plan Increase is approved, the 1.252,662 total shares available for future grants are expected to allow for grants over approximately the next year based on our current share price and historical grant practices, and assuming a stable grantee population. On April 14, 2023, the last reported sale price for our common stock was $1.57 per share. The increase of 1,200,000 shares of common stock available for grant under the 2014 Plan may result in additional dilution to holders of our outstanding stock.
As more fully described below, our Board of Directors has approved the grant of RSUs to certain of our employees, including two of our named executive officers, which will only remain effective if the 2014 Plan Increase is approved by our stockholders (the “Conditional RSU Awards”).
Description of the 2014 Plan
The principal features of the 2014 Plan as proposed to be amended are summarized below, but this summary is qualified in its entirety by reference to the full text of the 2014 Plan as proposed to be amended, which is attached to this Proxy Statement as Appendix A.
Overview. The purposes of the 2014 Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility, (b) to provide incentives to individuals who perform services for the Company, and (c) to promote the success of the Company’s business.
Administration. The 2014 Plan is administered by our Board of Directors, or different committees as may be established from time to time. Subject to the terms of the 2014 Plan, the 2014 Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the 2014 Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the administrator may not, without stockholder approval, reprice any options or stock appreciation rights (“SARs”), or pay cash or issue new options or SARs in exchange for the surrender and cancellation of outstanding options or SARs), modify awards granted under the 2014 Plan, and make all other determinations deemed necessary or advisable for administering the 2014 Plan.
Eligibility and Share Limitations. Awards may be made under the 2014 Plan to our key employees, directors and consultants as determined by the Board of Directors in its discretion to be in our best interests, provided that only employees shall be eligible to receive incentive stock options. Accordingly, each member of the Board of Directors and each executive officer has an interest in this proposal, however, the future awards that would be received under the 2014 Plan by our executive officers and other service providers are discretionary and are therefore not determinable at this time. As of April 14, 2023, there were approximately 78 employees, a de minimis number of consultants and five non-employee directors of the Company and its subsidiaries who were eligible to receive grants under the 2014 Plan.
Amendment or Termination of the 2014 Plan. Unless terminated earlier, the 2014 Plan shall terminate on the 10th anniversary of the date the 2014 Plan was approved by the Company’s Board of Directors, or April 11, 2024. The Board of Directors may terminate or amend the 2014 Plan at any time and for any reason, in its discretion. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Amendments will be submitted for stockholder approval to the extent required by the Code or other applicable laws, rules or regulations.
Types of Awards Available for Grant under the 2014 Plan
Options. The 2014 Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive options under the Code and also options to purchase common shares that do not qualify as incentive stock options (“non-qualified options”). We have historically granted only non-qualified stock options, but may grant incentive stock options in the future. The exercise price of each option may not be less than 100% of the fair market value of the common shares on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common shares on the date of grant. Options granted under the 2014 Plan may generally not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.
The term of each option is fixed by the 2014 Plan administrator and may not exceed 10 years from the date of grant (or 5 years in the case of incentive stock options granted to 10% stockholders). The 2014 Plan administrator determines at what time or times each option may be exercised. Except as set forth otherwise in an award agreement, options are generally forfeited upon a termination of a participant’s employment or service for cause, and a participant will generally have up to (i) 3 months to exercise any vested option for a termination for any reason other than cause, death or disability, and (ii) 6 months to exercise any option for a termination due to death or disability.
Options may be made exercisable in installments. The 2014 Plan administrator will determine the form of consideration necessary to satisfy any exercise price or related tax withholding. The 2014 Plan administrator may impose blackout periods on the exercise of any option to the extent required by applicable laws.
Restricted Stock. The 2014 Plan permits the granting of restricted stock. Restricted stock awards consist of shares of common stock granted subject to forfeiture if specified holding periods and/or performance targets are not met. The 2014 Plan administrator determines the holding periods and/or performance targets. Prior to the end of the restricted period, restricted stock may not be sold, assigned, pledged, or otherwise disposed of or hypothecated by participants, and may be forfeited in the event of termination of employment or service. During the restricted period, the restricted stock entitles the participant to all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends thereon, except that such dividends will only be delivered to the participant upon expiration of the restricted period applicable to the restricted shares upon which such dividends were paid.
Performance Awards. Performance units and performance shares may also be granted under the 2014 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the 2014 Plan administrator are achieved. The 2014 Plan administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units and performance shares. While the performance units and performance shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the securities, subject to specified limitations.
Other Awards. The 2014 Plan administrator may also award under the 2014 Plan:
•SARs, which are rights to receive a number of shares of common stock or, in the discretion of the 2014 Plan administrator, an amount in cash or a combination of common stock and cash, based on the increase in the fair market value of the shares of common stock underlying the right over the market value of such common stock on the date of grant (or over an amount greater than the grant date fair market value, if the 2014 Plan administrator so determines) during a stated period specified by the 2014 Plan administrator not to exceed 10 years from the date of grant; and

•restricted stock units, which are substantially similar to restricted shares but result in the issuance of shares of common stock upon meeting specified holding periods and/or performance targets, rather than the issuance of the common stock on the grant date.
Performance Criteria. The 2014 Plan administrator may use one or more of the following non-exhaustive list of business criteria to measure Company, affiliate, and/or business unit performance for a performance period in establishing performance goals for performance awards:
•    earnings per share,
•    operating cash flow,
•    operating income,
•    profit after-tax,
•    profit before-tax,
•    return on assets,
•    return on equity,
•    return on sales,
•    revenue,
•    total stockholder return,
•    EBITDA,
•    revenue or market share,
•    budget achievement,
•    achieving a level of productivity,
•    completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets,
•    scientific or regulatory achievements,
•    implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators,
•    expense reduction or cost savings, or
•    productivity improvements.
Dividends or Dividend Equivalents for Performance Awards. Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.
Effect of Change in Control. The 2014 Plan administrator will determine the treatment of any outstanding award upon the occurrence of a change in control, including that each award will be assumed or an equivalent option or right substituted by any successor corporation. The 2014 Plan administrator will not be required to treat all awards similarly in any transaction. In the event that any successor corporation does not assume or substitute for the any outstanding award, such awards will become fully vested (except that performance awards will become vested to the extent of actual achievement of the performance goals or pro-rata to the extent of deemed achievement) and exercisable for such period of time that the 2014 Plan administrator determines in its discretion. Additionally, the administrator may, but is not required, to fully vest any outstanding award upon the occurrence of a change in control.
Forfeiture Provisions. The 2014 Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events. The 2014 Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under the 2014 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.
Conditional RSU Awards
Our Board of Directors has approved the grant of the Conditional RSU Awards, which grants will only remain effective if the 2014 Plan Increase is approved by our stockholders. In line with our compensation philosophy, the Conditional RSU Awards were granted to encourage retention and provide incentive to service providers who are in a position to promote the success of our business. The Conditional RSU Awards are described below.
On December 8, 2022, our Board of Directors approved the grant of RSUs covering 195,000 shares of our common stock in the aggregate to 10 existing employees of the Company, including Jason Jones, our Chief Operating Officer, in connection with the consummation of the transactions contemplated by that certain Asset Purchase Agreement by and between the Company and Parker-Hannifin Corporation, dated as of December 5, 2022 (the “Transaction RSUs”). Also on December 8, 2022, our Board of Directors approved the grant of RSUs covering 170,068 shares of our common stock to Jerome Wong in connection with his promotion as the Company’s Chief Financial Officer. Such RSU grant to Mr. Wong and the Transaction RSUs are scheduled to vest in three equal installments on each anniversary of the grant date, subject to continued service through the applicable vesting date.
On December 8, 2022, our Board of Directors approved an additional grant of RSUs to Jason Jones in connection with his promotion to Chief Operating Officer of the Company. The award has an aggregate value of $225,000 and covers a number of shares of our common stock equal to the value of the award, divided by the closing price of our common stock on January 2, 2023 (the “COO RSU Reference Date”), rounded down to the nearest whole share. The RSUs are scheduled to vest in three equal installments on each anniversary of the COO RSU Reference Date, subject to continued service through the applicable vesting date.
On January 26, 2023, Board of Directors approved the grant of RSUs covering 20,000 shares of our common stock in the aggregate to our newly-promoted Director of Sales-Commercial Health and our newly hired Senior Director of Operations. The RSUs are scheduled to vest in three equal installments on each anniversary of the applicable vesting commencement date, subject to continued service through the applicable vesting date.
U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the participant or for the employer. A participant will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the participant holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a participant sells or otherwise disposes of the common shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the participant will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the participant recognizes ordinary income.

Non-Qualified Options. The grant of a non-qualified option will not be a taxable event for the participant or for the employer. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of common shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the common shares plus the amount treated as ordinary income at the time the option was exercised). We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock. A participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the common shares are subject to restrictions will be subject to withholding taxes. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock Units. There are no immediate tax consequences of receiving or vesting in an award of restricted stock units under the 2014 Plan; however, restricted stock units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the common shares on the vesting date). A participant who is awarded restricted stock units will recognize ordinary income upon receiving common shares or cash under the award in an amount equal to the fair market value of the common shares at the time of delivery of the shares or the amount of cash. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Performance Shares, Performance Units and Other Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share or performance unit. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and/or the fair market value of any substantially vested common shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2014 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Dividend or Dividend Equivalents. A participant will recognize taxable income, subject to withholding of employment tax, upon receipt of a dividend equivalent in cash or in shares of stock. Similarly, a participant who receives restricted stock, and does not make an election under Section 83(b) of the Code with respect to the stock, will recognize taxable ordinary income, subject to withholding of employment tax, upon receipt of dividends on the stock. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income.
Unrestricted Stock. Participants who are awarded unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the common shares on the date of the award, reduced by the amount, if any, paid for such common shares. We will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Withholding. To the extent required by law, we will withhold from any amount paid in settlement of an award, the amount of withholding and other taxes due or take other action as we deem advisable to enable ourselves to satisfy withholding and tax obligations related to any awards.
New Plan Benefits
As stated above, our Board of Directors approved the grant of the Conditional RSU Awards under the 2014 Plan, including grants to Mr. Jones, our Chief Operating Officer, and the conditional RSU award to Mr. Wong, our Chief Financial Officer. The grants of the Conditional RSU Awards, were conditioned on stockholder approval of the 2014 Plan Increase and will not be effective if the 2014 Plan Increase is not approved. The following table sets forth (i) the aggregate number of shares of our common stock subject to the Conditional RSU Awards granted under the 2014 Plan to our named executive officers and the below-listed groups, and (ii) the dollar value of such Conditional RSU Awards based on their aggregate grant date fair value determined pursuant to FASB ASC Topic 718. Additional awards may be granted to these individuals and groups in the future, as determined in the discretion of our Board of Directors or its Compensation Committee. Other than the Conditional RSU Awards, we have not granted awards or committed to grant awards subject to stockholder approval of the 2014 Plan Increase to any individual or group of individuals.
Awards to our employees (including executive officers who are not directors) and consultants under the 2014 Plan will be made at the discretion of the Compensation Committee of our Board of Directors. Awards to our directors under the 2014 Plan will be made at the discretion of our Board of Directors, although the Compensation Committee of our Board of Directors periodically reviews and makes recommendations with respect to such awards to our Board of Directors. Accordingly, other than the Conditional RSU Awards we cannot currently determine the amount of awards that will be made under the 2014 Plan. We anticipate that the Compensation Committee of our Board of Directors will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to key employees similar to the awards described in this Proxy Statement. We also anticipate that the Compensation Committee will utilize the 2014 Plan to continue to grant long-term equity incentive compensation to other employees and to consultants of ours or our wholly-owned subsidiary, Ekso Bionics, Inc. Similarly, we anticipate that our Board of Directors will use the 2014 Plan to continue to grant awards to our directors similar to the awards described in this Proxy Statement.
Conditional awards as of April 14, 2023 are as follows:

Name of Individual or Identity of Group and Principal Position	Dollar Value of Awards ($)	Number of Shares Subject to Restricted Stock Units Granted (#)
Jason C. Jones, Chief Operating Officer	$254,400	190,454
Jerome Wong, Chief Financial Officer and Corporate Secretary	$250,000	170,068
All current executive officers as a group	$504,400	360,522
All employees (excluding executive officers) as a group	$487,650	175,000

Information Regarding Outstanding Stock Awards
As of December 31, 2022, there were 501,284 outstanding RSUs under the 2014 Plan for all current directors who are not executive officers as a group. Also, as of December 31, 2022, all current employees, including all current officers who are not executive officers, as a group had 1,376,374 RSUs outstanding under the 2014 Plan. No other person has received or is expected to receive five percent or more of the awards under the 2014 Plan.
As of December 31, 2022, Scott G. Davis had no options and 348,934 RSUs outstanding under the 2014 Plan; Steven Sherman had 51,212 options and 242,679 RSUs outstanding under the 2014 Plan; Jason C. Jones had 26,001 options and 68,867 RSUs outstanding under the 2014 Plan; Jerome Wong had 5,334 options and 95,333 RSUs outstanding under the 2014 Plan; and Jack Peurach had no options and no RSUs outstanding under the 2014 Plan. All current executive officers as a group had 31,335 options and 513,134 RSUs outstanding under the 2014 Plan. No associates of such directors, executive officers or nominees have received awards under the 2014 Plan.

Equity Compensation Plan Information

Information, as of December 31, 2022, regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,653,287	$39.24	50,455
Equity compensation plans not approved by security holders	—	—	—
Total	1,653,287	$39.24	50,455
Vote Required
Proposal Two requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends a vote FOR the amendment to the 2014 Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards under the 2014 Plan from 2,524,286 shares to 3,724,286 shares.

PROPOSAL THREE – NON-BINDING, ADVISORY VOTE TO APPROVE COMPENSATION OF
NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act requiring that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
The Compensation Committee of our Board of Directors believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders.
In 2018, our stockholders recommended that the advisory vote on executive compensation be held every year. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.
Vote Required
This vote is advisory, which means that the vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officers’ compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns. The affirmative vote of a majority of the votes cast by the holders of common stock is required for approval of the compensation of our named executive officers. Abstentions and Broker Non-Votes will have no effect on the outcome of this proposal.
Accordingly, our Board of Directors recommends that stockholders vote “FOR” the following resolution at the Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Tables and other related disclosure.”

PROPOSAL FOUR – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee of our Board of Directors has appointed the firm of WithumSmith+Brown PC as our independent auditors for the fiscal year ending December 31, 2023. Although stockholder approval of the Audit Committee’s selection of WithumSmith+Brown PC is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Meeting, the Audit Committee will reconsider this appointment.
Representatives of WithumSmith+Brown PC are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.
Vote Required
The proposal to ratify WithumSmith+Brown PC as our independent auditors for the year ending December 31, 2023 will be approved if it is approved by the affirmative vote of the holders of a majority of the votes cast on the matter. Abstentions will have no effect on the outcome of this proposal. As this proposal is a “routine” item, if you hold your shares through a bank or a broker and you do not provide instructions to your bank or broker, we believe that your bank or broker will cast a Broker Discretionary Vote in favor of this proposal.
Our Board of Directors recommends a vote FOR the ratification of the selection of WithumSmith+Brown PC as the Company’s independent auditors for the fiscal year ending December 31, 2023.

OWNERSHIP OF OUR COMMON STOCK
The following table sets forth the number of outstanding shares of our common stock beneficially owned by (1) each of our current directors and director nominees, (2) each of our named executive officers that are not directors, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting shares. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 14, 2023 (the “Determination Date”) are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the Determination Date.

Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class(1)
5% Stockholders
H.K. Takchong International Trading Limited	744,572	(2)	5.5%

Directors and Director Nominees
Mary Ann Cloyd	74,896	(3)	*
Scott G. Davis	125,952	(4)	*
Corinna Lathan, Ph.D.	66,865	(5)	*
Charles Li, Ph.D.	93,463	(6)	*
Steven Sherman	461,788	(7)	3.4%
Rhonda A. Wallen	74,896	(8)	*

Named Executive Officers (other than those who are also directors)
Jason C. Jones	65,144	(9)	*
Jack Peurach	50,618	(10)	*
Jerome Wong	23,847	(11)	*

All current directors and executive officers as a group (8 persons)	986,851	(12)	7.5%
*	Represents less than 1%.
(1)	Applicable percentage ownership is based on 13,502,873 shares of common stock outstanding as of April 14, 2023.
(2)	Consists of 744,572 shares of common stock. The address for H.K. Takchong International Trading Limited is RM 604, Tower A, New Mandarin Plaza, 14 Science Museum Road, Tsim Sha Tsui East, Kowloon, Hong Kong.
(3)	Consists of (i) 51,721 restricted stock units vesting within 60 days after the Determination Date and (ii) 23,175 shares of common stock.
(4)	Consists of 125,952 shares of common stock.
(5)	Consists of (i) 51,721 restricted stock units vesting within 60 days after the Determination Date and (ii) 15,144 shares of common stock.

(6)
Consists of options to purchase (i) 14,334 shares of common stock exercisable or exercisable within 60 days after the Determination Date, (ii) 51,721 restricted stock units vesting within 60 days after the Determination Date, and (iii) 27,408 shares of common stock.

(7)	Consists of options to purchase (i) 51,212 shares of common stock exercisable or exercisable within 60 days after the Determination Date, (ii) 410,576 shares of common stock.
(8)	Consists of (i) 51,721 restricted stock units vesting within 60 days after the Determination Date and (ii) 23,175 shares of common stock.
(9)
Consists of options to purchase (i) 24,418 shares of common stock exercisable or exercisable within 60 days of the Determination Date, (ii) 8,677 restricted stock units vested and unissued or vesting within 60 days after the Determination Date, and (iii) 32,049 shares of common stock.

(10)	Consists of 50,618 shares of common stock.
(11)	Consists of options to purchase (i) 5,334 shares of common stock exercisable or exercisable within 60 days of the Determination Date and (ii) 18,513 shares of common stock.
(12)
Consists of options to purchase (i) 95,298 shares of common stock exercisable or exercisable within 60 days of the Determination Date, (ii) 215,561 restricted stock units vested and unissued or vesting within 60 days after the Determination Date, and (iii) 675,992 shares of common stock.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year or prior fiscal years. To our knowledge, based solely on our review of the copies of such reports received by us or written representations from certain reporting persons that no Form 5s were required for such persons, we believe that during 2022, all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with on a timely basis, except that the following forms were filed late due to administrative errors: one transaction for each of Mr. Davis, Ms. Cloyd, Mr. Glenn, Mr. Jones, Dr. Lathan, Dr. Li, Mr. Stern and Ms. Wallen and three transactions for Mr. Sherman.
OTHER MATTERS
Our Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Our Board of Directors knows of no matter to be acted upon at the meeting that would give rise to appraisal rights for dissenting stockholders.
It is important that the proxies be submitted promptly and that your shares are represented at the Meeting. Stockholders are urged to vote their shares. See “Important Information about the Annual Meeting and Voting” for instructions on how to vote your shares.

Appendix A

EKSO BIONICS HOLDINGS, INC. AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN (As of June 8, 2023)
1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide incentives to individuals who perform services for the Company, and
•	to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.
2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 hereof.
(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.
(c) “Amendment Date” means June 8, 2023.
(d) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.
(f) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(g) “Board” means the Board of Directors of the Company.
(h) “Change in Control” means the occurrence of any of the following events after the Effective Date:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or
(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or
(iii) The consummation of any of the following events: (A) a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, or (B) a merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result. For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, a “Change in Control” shall not be deemed to have occurred unless such “Change in Control” is also a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described in Treas. Reg. Section 1.409A-3(i)(5).
(i) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(k) “Common Stock” means the common stock, par value $0.001 per share, of the Company.
(l) “Company” means Ekso Bionics Holdings, Inc., a Nevada corporation, or any successor thereto.
(m) “Consultant” means any person, including an advisor, other than an Employee engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.
(o) “Director” means a member of the Board.
(p) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time. The Administrator, in its discretion, may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award, in which event the definition of “Disability” in Treas. Reg. Section 1.409A.-3(i)(4) shall apply and cannot be changed after the 409A Award is granted.
(q) “Effective Date” shall have the meaning set forth in Section 18 hereof.
(r) “Employee” means any person, including Officers and Directors, other than a Consultant employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(t) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
(u) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or on a national market system on the day of determination, if the Common Stock is so listed on any established stock exchange or on a national market system. If the Common Stock is not listed on any established stock exchange or on a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith using (i) a valuation methodology set forth in Treasury Regulation 1.409A-1(b)(5)(iv)(B) or (ii) with respect to valuations applicable to Awards that are not subject to Code Section 409A, such other valuation methods as the Administrator may select.
(v) “Fiscal Year” means the fiscal year of the Company.

(w) “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.
(x) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(y) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or expressly provides that it is not intended to qualify as an Incentive Stock Option.
(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa) “Option” means a stock option granted pursuant to Section 6 hereof.
(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(cc) “Participant” means the holder of an outstanding Award.
(dd) “Performance Goals” will have the meaning set forth in Section 11 hereof.
(ee) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.
(ff) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.
(gg) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.
(hh) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events specified in the applicable Award, as interpreted and construed by the Administrator.
(ii) “Plan” means this Amended and Restated 2014 Equity Incentive Plan.
(jj) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.
(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(ll) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(mm) “Section 16(b)” means Section 16(b) of the Exchange Act.
(nn) “Service Provider” means an Employee, Director, or Consultant.
(oo) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 hereof.
(pp) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.
(qq) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan.
(a) Reserved Shares. Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Three Million Seven Hundred Twenty-Four Thousand Two Hundred Eighty-Six (3,724,286). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. Except as otherwise provided this in Section, for every Share subject to Awards, the Shares available for grant hereunder shall be reduced by one. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares subject to an Award that are transferred to or retained by the Company to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan and, for the elimination of doubt, the number of Shares of equal value to such cash payment shall become available for future grant or sale under the Plan. Notwithstanding anything herein to the contrary, Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a share-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company or any Affiliate to pay the exercise price or the withholding taxes under an Option or Stock Appreciation Right or (z) Shares repurchased on the open market with the proceeds of an Option exercise. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).
(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees may be established with respect to different groups of Service Providers; in that event, the Committee established with respect to a group of Service Providers shall administer the Plan with respect to Awards granted to members of such group.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(iv) Delegation of Authority. The Committee shall be the Plan Administrator and shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Administrator by the Plan; provided, however, except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more Officers of the Company or any of its Affiliates the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons who are non-employee Directors or otherwise are subject to Section 16 of the Exchange Act. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the terms and condition, not inconsistent with the terms of the Plan, of any Award granted hereunder;
(iv) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, or (2) the reduction of the exercise price of outstanding Awards;
(v) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
(vii) to modify or amend each Award (subject to Section 19(c) hereof);
(viii) to authorize any person to execute on behalf of the Company any instrument required to reflect or implement the grant of an Award previously granted by the Administrator;
(ix) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine consistent with the requirements for compliance with or exemption from the provisions of Code Section 409A; and
(x) to make all other determinations deemed necessary or advisable for administering the Plan.
Notwithstanding the foregoing, and except as set forth in Section 14(a) of this Plan or as otherwise permitted in connection with a substitution of an Option or Stock Appreciation Right in connection with a corporate transaction and to the extent consistent with Section 409A or Section 422 of the Code, as applicable, the Administrator may not, without shareholder approval, (a) reprice any Options or Stock Appreciation Rights or (b) pay cash or issue new Awards (including Restricted Stock or Restricted Stock Units or any other full value Awards) in exchange for the surrender and cancellation of any, or all, of a Service Provider’s outstanding Options or Stock Appreciation Rights at a time when the exercise price for such outstanding Options or Stock Appreciation Rights exceeds the Fair Market Value of a Share of Common Stock.
(c) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Service Providers, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Service Providers outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Service Providers outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (and any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share limit described in Section 3 of this Plan; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.
(d) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final, binding and conclusive on all Participants and any other holders of Awards.
5. Award Eligibility and Limitations.
(a) General Rule. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards may be granted to Service Providers as determined by the Administrator in its discretion. Incentive Stock Options may be granted only to Employees. No Participant or any other person shall have any claim to be granted an Award under the Plan at any time, and the Company is not obligated to extend uniform treatment to Participants under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

(b) Special Rule Regarding 2014 Merger. As soon as practicable after the later of the Effective Date or the effective time of that certain Agreement and Plan of Merger and Reorganization, dated as of January 15, 2014 to which the Company is a party, the Company shall take or cause to be taken appropriate actions (i) to collect the options (and the agreements evidencing such options) issued under the Berkeley Exotech, Inc. 2007 Equity Incentive Plan, as amended from time to time, and outstanding immediately prior to the effective time of such merger agreement, and (ii) provided such options are canceled (or deemed to be canceled) pursuant to the terms of such merger agreement and equity incentive plan, the Administrator shall issue or cause to be issued to the holder of each such canceled option, an Award on such terms as the Administrator terms necessary, consistent with the terms of the Plan, to comply with the provisions of Section 1.8 of such merger agreement.
6. Stock Options.
(a) Limitations.
(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(ii) Subject to the limits set forth in Section 3, the Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.
(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof in the case of Incentive Stock Options. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by Award Agreement, if any, or by operation of this Section 6(d)(ii), the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the date the Participant ceases to be a Service Provider. Unless otherwise provided by the Administrator, if on the date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
7. Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.
(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.
(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares with respect to which the Award is granted, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to the exercise of Stock Appreciation Rights.
(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the “stock appreciation right exercise price,” as defined under Treasury Regulation Section 1.409A-1(b)(i)(B)(2), i.e., the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
8. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such Shares become non-forfeitable at the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise in a manner not prohibited by the Award Agreement.
(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be credited with any dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Any such dividends or distributions credited to a Service Provider on account of such Service Provider’s Shares of Restricted Stock will be subject to the same restrictions on transferability and provisions for forfeiture as the Shares of Restricted Stock with respect to which they were paid and shall only be delivered to a Service Provider upon the expiration of the Period of Restriction applicable to such Shares of Restricted Stock.
(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
9. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine in accordance with the terms and conditions of the Plan, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed, subject to the prohibition on acceleration of the timing of distribution of deferred compensation subject to Section 409A of the Code, to the extent applicable to the Award.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement, which shall satisfy the requirements of Section 409A of the Code, to the extent applicable to such Award. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.
(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
10. Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.
(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e) Form and Timing of Payment of Performance Units/Shares. Unless otherwise specified in an applicable Award Agreement, payment of earned and vested Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or, but in no event later than two and one-half months after the end of the Company’s taxable year to which such Performance Period relates, or if later, the end of the year in which such Performance Units/Shares are no longer subject to a substantial risk of forfeiture. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11. Performance-Based Compensation.
(a) General. Following the Amendment Date, the Administrator, in its discretion, may decide to grant Awards that are based on Performance Goals (as defined below) pursuant to this Section 11. Any Performance Units or Performance Shares granted prior to November 2, 2017, shall be governed by the terms of the Plan prior to the Amendment Date.
(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria and may provide for a targeted level or levels of achievement (“Performance Goals”) including, but not limited to, (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity,

(viii) return on sales, (ix) revenue, (x) total shareholder return, (xi) EBITDA, (xii) revenue or market share, (xiii) budget achievement, (xiv) achieving a level of productivity, (xv) completing acquisitions or dispositions of other businesses or assets, or integrating acquired businesses or assets, (xvi) scientific or regulatory achievements, (xvii) implementation, completion or attainment of measurable objectives with respect to research, development, patents, inventions, products, projects or facilities and other key performance indicators, (xviii) introducing products into one or more new markets, (xix) expense reduction or cost savings, and (xx) productivity improvements. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator may determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.
12. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.
14. Adjustments; Dissolution or Liquidation; Merger or Change in Control; 2014 Merger.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.
In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed vested and be payable at the higher of (i) fully vested to the extent of actual achievement of the Performance Goals, or (ii) pro-rata vesting to the extent of deemed achievement of the target levels, with such pro-rata vesting calculated by reference to the number of full calendar days that a Participant was a Service Provider during the Performance Period). In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to settle in cash or a Performance Share or Performance Unit which the Administrator can determine to settle in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. Notwithstanding anything in this Section 14(c) to the contrary, upon the occurrence of a Change in Control, the Administrator may, but shall not be obligated to accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award.
(d) Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the purchase price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
15. Tax Withholding.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18. Term of Plan. Subject to Section 22 hereof, the Plan will become effective upon its adoption by the Board (the “Effective Date”). It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 hereof; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.
19. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Limitation on Exercise of Options or Stock Appreciation Rights. Notwithstanding the terms of any Award Agreement to the contrary, the Administrator shall have the absolute discretion to impose a “blackout” period on the exercise of an Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants (including those whose employment or service has terminated) to the extent that it determines that doing so is required or desirable in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of the Option or Stock Appreciation Right shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the Option’s or Stock Appreciation Right’s expiration date but only if within 30 days thereafter the Company makes a cash payment to each affected Participant in an amount equal to the value of the Option or Stock Appreciation Right (as determined by the Administrator) immediately before its expiration and to the extent then vested and exercisable.
(c) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(d) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Company shall determine to be necessary or advisable to comply with applicable securities and other laws.
21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, all Incentive Stock Options granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.
23. Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.
24. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.
25. 409A. This Plan and the Awards granted hereunder are intended to either comply with, or be exempt from, the requirements of Section 409A of the Code and the rules and regulations promulgated thereunder, and shall be interpreted in a manner consistent with that intention. If at the time of a Service Provider’s separation from service, such individual is considered a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, and if any payment of nonqualified deferred compensation that such Service Provider becomes entitled to under the Plan or any Award is deemed payable on account of such individual’s separation from service, then any such payment shall be delayed and paid without interest on the first to occur of (i) six months and one day after the individual’s separation from service, or (ii) the individual’s death. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Plan comply with, or are exempt from, Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Service Provider on account of Section 409A or any other provision of the Code.
26. Governing Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules, subject to the Company’s intention that the Plan satisfies the requirements of jurisdictions outside of the United States of America with respect to Awards subject to such jurisdictions.

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 7, 2023 for shares held directly and by 11:59 P.M. Eastern Time on June 1, 2023 for shares held in a 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/EKSO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 7, 2023 for shares held directly and by 11:59 P.M. Eastern Time on June 1, 2023 for shares held in a 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16231-Z85166 — KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.** — DETACH AND RETURN THIS PORTION ONLY

**EKSO BIONICS HOLDINGS, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____________________

**Nominees:**

01) Mary Ann Cloyd
02) Scott G. Davis
03) Corinna Lathan, Ph.D.
04) Charles Li, Ph.D.
05) Rhonda A. Wallen

**The Board of Directors recommends you vote FOR proposals 2, 3 and 4.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V16232-Z85166

**EKSO BIONICS HOLDINGS, INC.**
**Annual Meeting of Stockholders**
**June 8, 2023 9:00 AM PT**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Scott G. Davis and Jerome Wong, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EKSO BIONICS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Pacific Time on June 8, 2023 and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**